UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders on May 26, 2021 (the “Annual Meeting”), the stockholders of Denbury Inc. (the “Company”) considered and voted upon the three proposals listed below (the “Proposals”), each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2021 (as supplemented by the additional proxy materials filed with the SEC on May 13, 2021) (the “Proxy Statement”). Holders of 41,840,429 shares of common stock of the Company, representing approximately 84% of the Company’s issued and outstanding shares of common stock as of the March 31, 2021 record date, were present virtually or by proxy at the Annual Meeting, constituting a quorum, and the final voting results with respect to each of the Proposals are set forth below.

Proposal 1: Election of directors. The Company’s stockholders elected eight directors, each to hold office until the next annual meeting and until his or her successor is elected and qualified, or until his or her earlier resignation or removal. The results of the voting were as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Kevin O. Meyers	38,706,003	1,084,710	31,459	2,018,257
Anthony M. Abate	39,726,488	64,213	31,471	2,018,257
Caroline G. Angoorly	39,726,803	63,898	31,471	2,018,257
James N. Chapman	39,730,488	60,195	31,489	2,018,257
Christian S. Kendall	39,734,584	56,117	31,471	2,018,257
Lynn A. Peterson	32,947,611	6,843,120	31,441	2,018,257
Brett R. Wiggs	39,726,636	64,095	31,441	2,018,257
Cindy A. Yeilding	39,730,951	59,780	31,441	2,018,257

The votes “For” each director as set forth above represent the vote of the majority of votes cast with respect to such director nominee at the Annual Meeting.

Proposal 2: Advisory vote to approve the Company’s 2020 named executive officer compensation. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
29,794,082	9,394,626	633,464	2,018,257

Proposal 3: Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
41,699,241	109,747	31,441	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: May 28, 2021	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

3